UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 14, 2014 (April 14, 2014)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001- 10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 14, 2014, in connection with the previously announced acquisition (the “Transactions”) by Caesars Growth Partners, LLC (“Caesars Growth Partners”) of The Cromwell (f/k/a Bill’s Gamblin’ Hall & Saloon), The Quad Resort & Casino, Bally’s Las Vegas and Harrah’s New Orleans (collectively, the “Purchased Properties”), Caesars Growth Properties Holdings, LLC (“CGPH LLC”) provided to prospective investors the preliminary, unaudited financial results for the quarter ended March 31, 2014 of the entities holding assets comprising the Purchased Properties and Planet Hollywood Resort & Casino (collectively, the “Properties”). GPH LLC is a subsidiary of Caesars Growth Partners, which is a joint venture between Caesars Acquisition Company (“CAC”) and Caesars Entertainment Corporation (“Caesars Entertainment”). A copy of the information is furnished as Exhibit 99.1 hereto.

The preliminary, unaudited financial results for the quarter ended March 31, 2014 included in Exhibit 99.1 hereto constitute forward-looking statements and are preliminary internal estimates, based on the information available to CGPH LLC as of the date of this report. As CGPH LLC prepares its unaudited financial statements for the quarter ended March 31, 2014, it is possible that additional work and procedures it performs to complete these quarterly financial statements could result in the actual results differing from its expectations. In addition, CGPH LLC’s unaudited financial results for the quarter ended March 31, 2014 will not necessarily be indicative of the financial results that may be expected for the year ended December 31, 2014. Accordingly, investors are cautioned not to place undue reliance on these forward-looking statements.

These forward-looking statements should, therefore, be considered in light of various important factors set forth in this filing and from time to time in Caesars Entertainment’s filings with the SEC. Caesars Entertainment and CGPH LLC undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

The information set forth in this Current Report on Form 8-K, including the Exhibit 99.1 referenced herein, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Caesars Entertainment’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Preliminary financial results for the quarter ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: April 14, 2014	By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Preliminary financial results for the quarter ended March 31, 2014.